                                                                   EXHIBIT 10.31


                              AUGMENTING AGREEMENT

      This Augmenting Agreement dated as of November 6, 2000 (the "Agreement"), among Unum Provident Corporation, (the "Company"), Bank of America, N.A., as Administrative Agent (in such capacity, the "Agent") and The Royal Bank of Canada (the "Augmenting Bank").

      WHEREAS, the Company, certain banks and the Agent are parties to that certain Five-Year Credit Agreement dated as of October 31, 2000, a fully executed copy of which is attached hereto as Annex A (the "Credit Agreement");

      WHEREAS, pursuant to the terms of the Credit Agreement, the Commitments may be increased;

      WHEREAS, the Augmenting Bank has agreed to become a Bank, party to the Credit Agreement, pursuant to the terms of Section 2.14 of the Credit Agreement.

      NOW THEREFORE, the parties hereto agree as follows:

      1. Reference is made to the Credit Agreement. All capitalized terms used in this Agreement shall have the meanings set forth in the Credit Agreement, unless otherwise defined herein or the context otherwise required.

      2. The Augmenting Bank is hereby designated as a "Bank" under the Credit Agreement with a Commitment of $10,000,000. The Augmenting Bank agrees to be bound by the terms and conditions of the Credit Agreement.

      3. Schedule 2.1 of the Credit Agreement is hereby amended to state as set forth in Schedule 2.1 to this Agreement.

      4. Schedule 10.2 of the Credit Agreement is hereby amended to include the provisions set forth in Schedule 10.2 to this Agreement.

      5. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute one in the same instrument.

      6. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
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      IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the date and year first written above.

                                           UNUMPROVIDENT CORPORATION


                                        By:
                                           -----------------------------------
                                     Title:
                                           -----------------------------------

                                           ROYAL BANK OF CANADA

                                        By:
                                           -----------------------------------
                                     Title:
                                           -----------------------------------

                                           BANK OF AMERICA, N.A.
                                           As Administrative Agent


                                        By:
                                           -----------------------------------
                                     Title:
                                           -----------------------------------
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                                  SCHEDULE 2.1

                           FIVE-YEAR CREDIT AGREEMENT

                                   COMMITMENTS
                               AND PRO RATA SHARES

                                                      Pro Rata
   Bank                        Commitment             Share
   ----                  ----------------------------------

BANK OF AMERICA, N.A.          $62,500,000            13.2275132%

CITICORP USA, Inc.             $62,500,000            13.2275132%

WACHOVIA BANK, N.A.            $62,500,000            13.2275132%

FLEET NATIONAL BANK, N.A.      $50,000,000            10.5820105%

BANK ONE, NA                   $37,500,000             7.9365079%

THE CHASE MANHATTAN BANK       $37,500,000             7.9365079%

MORGAN GUARANTY TRUST
COMPANY OF NEW YORK            $37,500,000             7.9365079%

AMSOUTH BANK                   $25,000,000             5.2910053%

BANK OF TOKYO - MITSUBISHI
TRUST COMPANY                  $25,000,000             5.2910053%

THE DAI-ICHI KANGYO BANK, LTD  $25,000,000             5.2910053%

LLOYDS TBS BANK PLC            $25,000,000             5.2910053%

STATE STREET BANK AND
TRUST COMPANY                  $12,500,000             2.6455026%

ROYAL BANK OF CANADA           $10,000,000             2.1164021%

   TOTAL                       $472,500,000                 100%
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                                  SCHEDULE 10.2

ROYAL BANK OF CANADA
as a Bank

Domestic and Offshore Lending Office:

Grand Cayman (North America No. 1) Branch
c/o New York Branch
1 Liberty Plaza - 3rd Floor
New York, New York 10006-1404

Royal Bank of Canada
Grand Cayman (North America No. 1) Branch
c/o New York Branch
One Liberty Plaza, 3rd Floor
New York, New York 10006-1404
Attention: Manager, Loans Administration
Telephone No.: (212) 428-6322
Facsimile No.: (212) 428-2372

with a copy to:

Royal Bank of Canada
One Liberty Plaza, 3rd Floor
New York, New York 10006-1404
Attention: A. Birr
Telephone No.: (212) 428-6404
Facsimile No.: (212) 428-6201